Exhibit 10.5

PROMISSORY NOTE ACCEPTANCE AGREEMENT

THIS PROMISSORY NOTE ACCEPTANCE AGREEMENT (this “Agreement”) is made and entered into as of November 10, 2026 (the “Effective Date”), by and between Integral Technologies, Inc., a Nevada corporation (the “Issuer”), and [__________], an individual (the “Recipient”).

RECITALS

WHEREAS, the Recipient has previously rendered services to the Issuer in connection with the Issuer’s business operations (the “Services”);

WHEREAS, as of the Effective Date, the Issuer owes to the Recipient certain compensation for the Services in the amount of $_______ (the “Compensation Owed”);

WHEREAS, the Issuer desires to issue to the Recipient, and the Recipient desires to accept, a promissory note (the “Note”) in the principal amount of U.S. $300,000 (the “Principal Amount”), which Principal Amount is less than the Compensation Owed, substantially in the form attached hereto as Exhibit A, as a negotiated compromise and in full satisfaction and discharge of the Compensation Owed to the Recipient; and

WHEREAS, each party desires to release the other party from certain claims as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I — ISSUANCE AND ACCEPTANCE OF PROMISSORY NOTE

Section 1.1 Issuance of Note. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Issuer shall execute and deliver to the Recipient a Note in the Principal Amount, in full satisfaction and discharge of the Compensation Owed to the Recipient. The Note shall be substantially in the form of Exhibit A attached hereto.

Section 1.2 Satisfaction of Compensation. The Recipient acknowledges and agrees that the Principal Amount is less than the Compensation Owed and that the Recipient’s receipt and acceptance of the Note constitutes a negotiated compromise and full satisfaction and discharge of all Compensation Owed to the Recipient by the Issuer for the Services, including any portion of the Compensation Owed in excess of the Principal Amount. Except for the Issuer’s obligations under this Agreement and the Note, the Recipient shall have no further claims against the Issuer or any Issuer Released Party with respect to the Compensation Owed, the Services, or any prior employment, consulting, or service relationship between the Recipient and the Issuer.

Section 1.3 Payment Terms. Principal, accrued interest, and all other amounts payable under the Note shall be due and payable when and as set forth in the Note. Payments shall be made in lawful money of the United States by wire transfer of immediately available funds to an account designated in writing by the Recipient, or by such other method as the Issuer and the Recipient may agree in writing.

Section 1.4 Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on the Effective Date, or at such other time and place as the parties may mutually agree in writing. At the Closing, the Issuer shall deliver to the Recipient the Issuer’s duly executed Note.

ARTICLE II — REPRESENTATIONS AND WARRANTIES OF THE ISSUER

The Issuer hereby represents and warrants to the Recipient as of the Effective Date as follows:

Section 2.1 Organization and Good Standing. The Issuer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Issuer has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as presently conducted.

Section 2.2 Authorization; Enforceability. The Issuer has full corporate power and authority to execute, deliver, and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Issuer. This Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid, and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 2.3 Valid Obligation. The Note, when executed and delivered by the Issuer in accordance with the terms of this Agreement, will constitute a legal, valid, and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 2.4 No Conflicts. The execution, delivery, and performance by the Issuer of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (a) violate or conflict with the Articles of Incorporation or Bylaws of the Issuer, (b) violate or conflict with any law, rule, regulation, order, judgment, or decree applicable to the Issuer, or (c) result in a breach of, constitute a default under, or require any consent, notice, approval, or waiver under any material agreement or instrument to which the Issuer is a party or by which the Issuer is bound, except for any consent, notice, approval, or waiver that has been obtained or given prior to the Closing.

ARTICLE III — REPRESENTATIONS AND WARRANTIES OF THE RECIPIENT

The Recipient hereby represents and warrants to the Issuer as of the Effective Date as follows:

Section 3.1 Authority; Enforceability. The Recipient has full legal capacity and authority to execute, deliver, and perform this Agreement. This Agreement has been duly executed and delivered by the Recipient and constitutes a legal, valid, and binding obligation of the Recipient, enforceable against the Recipient in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

Section 3.2 Receipt of Information. The Recipient has been given access to such information regarding the Issuer and its business, financial condition, results of operations, and prospects as the Recipient has deemed necessary or appropriate to make an informed decision with respect to the acceptance of the Note. The Recipient has had the opportunity to ask questions of, and receive answers from, representatives of the Issuer concerning the Issuer and the terms and conditions of the Note.

Section 3.3 No Reliance. The Recipient acknowledges that the Recipient has made his or her own independent investigation and evaluation of the Issuer and its ability to perform its obligations under the Note. The Recipient is not relying on any representation, warranty, or statement of the Issuer or any of its agents, representatives, or attorneys other than those expressly set forth in this Agreement.

Section 3.4 No Reliance on Tax Advice. The Recipient acknowledges that the Recipient has had the opportunity to review with the Recipient’s own tax advisors the federal, state, local, and foreign tax consequences of the transactions contemplated by this Agreement. The Recipient is relying solely on such advisors and not on any statements or representations of the Issuer or any of its agents with respect to such tax consequences.

Section 3.5 Securities Law Matters. The Recipient acknowledges that the Note has not been registered under the Securities Act of 1933, or any state securities laws, and is being issued in reliance upon exemptions from registration. The Recipient is acquiring the Note for the Recipient’s own account and not with a view to, or for resale in connection with, any distribution in violation of applicable securities laws. The Recipient shall not sell, assign, pledge, transfer, or otherwise dispose of the Note except in compliance with applicable securities laws and the terms of the Note.

Section 3.6 Investment Risk; Sophistication. The Recipient has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of accepting the Note, has independently evaluated the risks of accepting the Note in lieu of cash payment, and is able to bear the economic risk of accepting the Note, including the risk that the Note may not be repaid in full or on time.

ARTICLE IV — MUTUAL GENERAL RELEASE

Section 4.1 Release by Issuer. Effective as of the Closing, the Issuer, on behalf of itself and its successors, assigns, parents, subsidiaries, affiliates, and each of their respective officers, directors, employees, agents, representatives, attorneys, heirs, and executors (collectively, the “Issuer Releasing Parties”), hereby fully, finally, and forever releases, acquits, and discharges the Recipient and the Recipient’s heirs, executors, administrators, successors, and assigns (collectively, the “Recipient Released Parties”) from any and all claims, demands, actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, complaints, promises, damages, costs, losses, obligations, liabilities, and expenses of every kind and nature whatsoever, whether known or unknown, suspected or unsuspected, fixed or contingent, liquidated or unliquidated, matured or unmatured, at law or in equity (collectively, “Claims”), that the Issuer Releasing Parties ever had, now have, or may hereafter have against the Recipient Released Parties arising out of, relating to, or in connection with the Services rendered by the Recipient to the Issuer prior to the Effective Date.

Section 4.2 Release by Recipient. Effective as of the Closing, the Recipient, on behalf of himself or herself and his or her heirs, executors, administrators, successors, and assigns (collectively, the “Recipient Releasing Parties”), hereby fully, finally, and forever releases, acquits, and discharges the Issuer and its predecessors, successors, assigns, parents, subsidiaries, affiliates, and each of their respective past, present, and future officers, directors, managers, employees, stockholders, members, partners, agents, representatives, attorneys, insurers, heirs, executors, administrators, employee benefit plans, and fiduciaries (collectively, the “Issuer Released Parties”) from any and all Claims that the Recipient Releasing Parties ever had, now have, or may hereafter have against the Issuer Released Parties arising out of, relating to, or in connection with (a) the Compensation Owed, including any portion of the Compensation Owed in excess of the Principal Amount and any wages, salary, bonuses, commissions, equity, incentive compensation, benefits, expense reimbursements, penalties, interest, attorneys’ fees, or other amounts allegedly arising from the Services or any employment, consulting, or service relationship between the Recipient and the Issuer, (b) the Services rendered by the Recipient to the Issuer, (c) any employment, consulting, or service relationship between the Recipient and the Issuer, (d) any prior dealings between the Recipient and the Issuer, and (e) any facts, acts, omissions, events, or circumstances occurring on or before the Effective Date relating to the foregoing.

Section 4.3 Waiver of Unknown Claims. Each party acknowledges that such party may hereafter discover Claims or facts in addition to or different from those that such party now knows or believes to exist with respect to the subject matter of the releases contained in this Article IV. Nevertheless, it is the intention of each party to fully, finally, and forever settle and release all Claims that exist, may exist, or heretofore have existed as set forth in Sections 4.1 and 4.2. In furtherance of such intention, each party hereby expressly waives and relinquishes, to the fullest extent permitted by law, any and all rights or benefits that such party may have under any statute, rule, or principle of common law that would otherwise limit the effect of the releases contained herein to those Claims actually known or suspected to exist at the time of execution of this Agreement. Each party acknowledges that such party is familiar with Section 1542 of the Civil Code of the State of California, which provides as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party.”

Each party, being aware of said code section, hereby expressly waives any rights such party may have thereunder, as well as any rights under any other statute, rule, or principle of common law of similar effect in the State of Nevada or any other jurisdiction.

Section 4.4 Knowing and Voluntary Waiver. Each party acknowledges and agrees that (a) such party has carefully read and fully understands all of the provisions of this Article IV, (b) such party is voluntarily entering into this Agreement and the releases contained herein, (c) such party has had the opportunity to consult with legal counsel of such party’s own choosing prior to executing this Agreement, (d) such party has not relied upon any representation or statement made by any other party or any other party’s agents, representatives, or attorneys with regard to the subject matter, basis, or effect of this Agreement, and (e) such party understands and acknowledges the significance and consequences of the releases contained herein.

Section 4.5 Exceptions to Release. Notwithstanding the foregoing, the releases set forth in this Article IV shall not apply to (a) any Claims arising out of or relating to any breach of this Agreement or the Note occurring after the Effective Date, (b) any rights of any party to enforce the terms and conditions of this Agreement or the Note, (c) any Claims that cannot be waived or released as a matter of law, including any right to file a charge or complaint with, communicate with, or participate in any investigation or proceeding conducted by any governmental agency, or (d) any Claims arising after the Effective Date that are based on acts or omissions first occurring after the Effective Date.

Section 4.6 No Admission of Liability. Neither this Agreement nor the issuance of the Note shall be construed as an admission by any party of any liability, wrongdoing, or violation of law, all of which are expressly denied.

ARTICLE V — TAX MATTERS

Section 5.1 Tax Treatment; Responsibility. The Recipient acknowledges that the Issuer has made no representations regarding the tax treatment of the issuance of the Note, the discharge of any portion of the Compensation Owed, or the receipt of payments under the Note, and that the Recipient is not relying on the Issuer for any tax advice. The Recipient shall be solely responsible for all taxes, penalties, and interest imposed on or with respect to the Recipient arising from the transactions contemplated by this Agreement or payments under the Note. The Recipient agrees, to the fullest extent permitted by applicable law, to indemnify and hold harmless the Issuer Released Parties from any liability for such taxes, penalties, or interest, except to the extent attributable to the Issuer’s failure to withhold, remit, or report amounts that the Issuer actually withheld or was legally required to withhold.

Section 5.2 Withholding. The Issuer may deduct and withhold from any payments otherwise payable to the Recipient under the Note, or require the Recipient to remit, any amounts required to be withheld under applicable federal, state, local, or foreign tax law. Any amounts so withheld shall be treated as having been paid to the Recipient for all purposes of this Agreement.

ARTICLE VI — MISCELLANEOUS

Section 6.1 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without regard to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any other jurisdiction.

Section 6.2 Entire Agreement; Order of Precedence. This Agreement, including Exhibit A attached hereto, and the Note issued hereunder constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written, between the parties with respect thereto. There are no representations, warranties, covenants, or other agreements between the parties relating to the subject matter hereof other than those expressly set forth or referred to herein. In the event of any direct conflict between this Agreement and the Note, (a) this Agreement shall control with respect to the issuance and acceptance of the Note, the satisfaction and release of the Compensation Owed, and the releases set forth herein, and (b) the Note shall control with respect to payment, prepayment, interest, maturity, default, remedies, collection costs, and enforcement of the indebtedness evidenced thereby.

Section 6.3 Severability. If any provision of this Agreement is held to be invalid, illegal, or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement or any other jurisdiction, and this Agreement shall be reformed, construed, and enforced in such jurisdiction as if such invalid, illegal, or unenforceable provision had never been contained herein.

Section 6.4 Amendment and Waiver. This Agreement may not be amended, modified, or supplemented except by a written instrument signed by the Issuer and the Recipient. The Note may not be amended, modified, or supplemented except by a written instrument signed by the Issuer and the Recipient. No waiver of any provision of this Agreement or the Note shall be effective unless set forth in a written instrument signed by the party to be bound thereby. No waiver by any party of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default.

Section 6.5 Counterparts; Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and signature pages by electronic mail in portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document shall have the same effect as delivery of an original executed copy of this Agreement. The parties agree that this Agreement may be executed by electronic signature (including DocuSign, Adobe Sign, or similar technology), and that any such electronic signature shall be deemed an original signature for all purposes and shall have the same legal effect, validity, and enforceability as a manually executed signature.

Section 6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns. The Recipient may not assign this Agreement, the Note, or any rights or obligations hereunder or thereunder without the prior written consent of the Issuer, except by operation of law upon death or incapacity and subject in all cases to applicable securities laws and the terms of the Note. The Issuer may assign its rights and obligations hereunder or under the Note to any successor entity in connection with a merger, consolidation, reorganization, conversion, or sale of all or substantially all of its assets, provided that such successor assumes the Issuer’s payment obligations under the Note.

Section 6.7 Notices. Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given (a) when delivered by hand, (b) on the third business day after deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid, (c) on the next business day after deposit with a nationally recognized overnight courier, or (d) when sent by email, if sent during the recipient’s normal business hours and the sender does not receive an automated bounceback or other notice of non-delivery, and otherwise on the next business day, in each case to the addresses and email addresses set forth on the signature page below or to such other address or email address as either party may designate by notice in accordance with this Section.

Section 6.8 Further Assurances. Each party shall execute and deliver such additional documents, instruments, and agreements and take such further actions as may be reasonably necessary or appropriate to effectuate the purposes of this Agreement.

Section 6.9 No Third-Party Beneficiaries. Except as expressly set forth in Article IV with respect to the Released Parties, this Agreement is not intended to, and shall not, confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

Section 6.10 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement, and in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.11 Jurisdiction; Venue. Each party irrevocably submits to the exclusive jurisdiction of the state and federal courts located in the State of Nevada for any action, suit, or proceeding arising out of or relating to this Agreement or the Note, and each party irrevocably waives any objection to venue or any claim that such courts are an inconvenient forum.

IN WITNESS WHEREOF, the parties have executed this Promissory Note Acceptance Agreement as of the Effective Date.

INTEGRAL TECHNOLOGIES, INC.

By: ___________________________________

Name: _________________________________

Title: __________________________________

Address: _______________________________

Email: _________________________________

RECIPIENT:

______________________________________

[___________]

Address: _______________________________

Email: _________________________________

EXHIBIT A

Form of Promissory Note

Promissory Note

U.S. $300,000.00	Issuance Date: November 10, 2026

The undersigned maker (“Maker”) promises to pay to the order of __________ (the “Lender”) the principal sum of U.S. $300,000, together with interest accruing thereon from the date hereof at the rate and at the times hereinafter provided. This Note is issued pursuant to and in connection with that certain Promissory Note Acceptance Agreement, dated as of the date hereof, by and between Maker and Lender (the “Acceptance Agreement”).

Upon the occurrence and during the continuance of any Event of Default, and notwithstanding anything to the contrary in this Note, the outstanding principal balance of this Note and, to the extent permitted by applicable law, all accrued and unpaid interest, shall bear interest at a default rate per annum equal to the lesser of (i) 13% (i.e., the rate otherwise applicable under this Note plus an additional 5% per annum) and (ii) the maximum rate permitted by applicable law, in each case accruing from the date such Event of Default occurs until such Event of Default is cured or waived or such amounts are paid in full. Such default interest shall be payable on demand and is in addition to, and not in lieu of, any other rights and remedies available to Lender under this Note.

Interest (computed on the basis of a 360-day year for the actual number of days elapsed) on the outstanding balance of principal evidenced by this Promissory Note (this “Note”) shall accrue at a rate per annum equal to 8% from the Issuance Date until paid in full. Accrued interest shall be due and payable in arrears on the last day of each calendar quarter (each, an “Interest Payment Date”), commencing on the first such date occurring after the Issuance Date; provided that if any Interest Payment Date falls on a Saturday, Sunday or legal holiday in Nevada, such payment shall be due on the next business day. Any interest remaining unpaid on the Maturity Date shall be due and payable on the Maturity Date.

On the date that is 18 months after the Issuance Date of this Note (the “Maturity Date”), all outstanding principal, any accrued and unpaid interest, and all other amounts due and payable hereunder shall be due and payable in full.

Except as otherwise provided herein with respect to Interest Payment Dates, if any payment date under this Note falls on a Saturday, Sunday or legal holiday in Nevada, the payment shall be due on the next business day, and interest shall continue to accrue through such next business day.

Each of the following shall constitute an event of default under this Note (each, an “Event of Default”): (i) Maker fails to make any payment of principal, interest (including any quarterly interest payment) or any other amount under this Note when due, and such failure continues for 10 business days after written notice from Lender; (ii) Maker breaches any material covenant or other obligation under this Note or the Acceptance Agreement, and such breach (if curable) is not cured within 30 days after written notice from Lender; (iii) any representation or warranty made by Maker in the Acceptance Agreement proves to have been materially false or misleading when made, and such breach (if curable) is not cured within 30 days after written notice from Lender; (iv) Maker commences a voluntary case or proceeding under any applicable bankruptcy, insolvency, reorganization, receivership or similar law, consents to the entry of an order for relief in an involuntary case, consents to the appointment of a receiver, trustee or custodian for Maker or for all or substantially all of Maker’s assets, or makes a general assignment for the benefit of creditors; (v) a court of competent jurisdiction enters an order or decree under any applicable bankruptcy, insolvency, reorganization, receivership or similar law that (A) is for relief against Maker in an involuntary case, (B) appoints a receiver, trustee or custodian for Maker or for all or substantially all of Maker’s assets, or (C) orders the liquidation of Maker, and such order or decree remains unstayed, undismissed and in effect for 60 consecutive days; or (vi) Maker dissolves or ceases to conduct business operations.

At any time after the occurrence and during the continuance of any Event of Default, Lender may, by written notice to Maker, declare the indebtedness evidenced by this Note, any note(s) or other obligation(s) taken in renewal, extension, substitution or modification of all or any part of such indebtedness, and all other obligations of Maker to Lender under this Note to be immediately due and payable without further demand upon or notice to Maker, and Lender shall be entitled to exercise all remedies provided by law and/or equity; provided that, upon the occurrence of an Event of Default described in clause (iv) or clause (v) of the preceding paragraph, all such amounts shall automatically become immediately due and payable without any action by Lender.

Maker hereby waives presentment for payment, demand, notice of dishonor and protest and agrees that (i) Lender may release any indorser, surety, guarantor or other person liable on or with respect to this Note, in each case without notice to or further reservation of rights against Maker, any indorser, surety or guarantor and without in any way affecting or releasing the liability of Maker, any indorser, surety or guarantor, (ii) none of the terms or provisions hereof may be altered, modified or amended except pursuant to a written instrument signed by Maker and Lender, and (iii) no waiver of any term or provision hereof shall be effective unless set forth in a written instrument signed by the party to be bound thereby.

No failure or delay by Lender in exercising any right, power or remedy under this Note shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Maker hereby agrees to pay all reasonable and documented out‑of‑pocket costs and expenses, including reasonable attorneys’ fees, incurred by Lender after an Event of Default in collecting the indebtedness evidenced by this Note or enforcing any of the rights, powers, remedies, and privileges of Lender hereunder. As used in this Note, the term “attorneys’ fees” means reasonable actual out-of-pocket charges and expenses for legal services rendered to or on behalf of Lender in connection with the collection of the indebtedness evidenced by this Note, whether incurred before the commencement of judicial proceedings or at trial, on appeal, or in prejudgment, postjudgment or bankruptcy proceedings.

In no event shall the rate of interest charged under this Note exceed the maximum rate that may legally be charged to Maker for obligations of this nature under the laws of the State of Nevada. Any interest paid in excess of the legal limit shall be refunded to Maker or applied to the principal obligation under this Note, in each case to the extent required by applicable law.

Each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the state and federal courts located in the State of Nevada and agrees that any action, litigation or proceeding relating to this Note shall be brought exclusively in such courts. Each party hereto irrevocably waives any objection to venue in such courts and any claim that such courts are an inconvenient forum. Each party hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Notices. All notices, requests, demands and other communications under this Note shall be in writing and shall be given in accordance with the notice provisions of the Acceptance Agreement, addressed to the parties at their respective addresses set forth on the signature page of the Acceptance Agreement (or such other address or email address as either party may designate by notice given in accordance with such provisions), and shall be deemed sufficiently given (a) when delivered by hand, (b) on the third business day after deposit in the United States mail, registered or certified mail, return receipt requested, postage prepaid, (c) on the next business day after deposit with a nationally recognized overnight courier, or (d) when sent by email, if sent during the recipient's normal business hours and the sender does not receive an automated bounceback or other notice of non-delivery, and otherwise on the next business day.

To the extent that Lender receives any payment on account of any of Maker’s obligations and any such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, subordinated and/or required to be repaid to a trustee, receiver or any other person or entity under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment received, Maker’s obligations or part thereof intended to be satisfied shall be revived and continue in full force and effect as if such payment had not been received by Lender and applied on account of Maker’s obligations.

Maker agrees that this Note shall be deemed to have been made under and shall be governed by the laws of the State of Nevada in all respects, including matters of construction, validity and performance, without giving effect to any choice-of-law or conflict-of-law rule that would cause the laws of any other jurisdiction to apply. If any provision of this Note shall be deemed unenforceable under applicable law, such provision shall be ineffective, but only to the extent of such unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Note. All of the terms and provisions of this Note shall be applicable to and be binding upon Maker and each indorser, surety, guarantor and other person who is or may become liable for payment hereof, and their respective heirs, personal representatives, successors and permitted assigns, and shall inure to the benefit of Lender and its successors and permitted assigns. Notwithstanding the foregoing, any sale, assignment, pledge, transfer or other disposition of this Note or any rights hereunder by Lender shall be subject to the transfer restrictions set forth in the Acceptance Agreement, the securities law restrictions applicable to this Note and any other restrictions set forth herein.

MAKER AND LENDER (BY ACCEPTING THIS NOTE) HEREBY MUTUALLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER MAKER OR LENDER AGAINST THE OTHER AND BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH, THIS NOTE, OR OTHER DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE.

At any time, Maker may prepay all or any portion of the principal amount of this Note, together with all accrued and unpaid interest through the date of prepayment (whether or not yet due on an Interest Payment Date), without penalty or premium, upon not less than five business days’ prior written notice to Lender. Any partial prepayment shall be applied first to accrued and unpaid interest and then to outstanding principal.

IN WITNESS WHEREOF, Maker has executed this Note as of the Issuance Date.

INTEGRAL TECHNOLOGIES, INC. a Nevada corporation By:________________________________________ Douglas Bathauer, its Chief Executive Officer James Eagan, Authorized Representative